MANAGED PORTFOLIO SERIES

Ecofin Global Water ESG Fund - EBLU
Ecofin Digital Payments Infrastructure Fund - TPAY
(together, the “Funds”)

Supplement dated December 29, 2020, to the Prospectus and Statement of Additional Information (“SAI”) dated March 30, 2020, as amended, Summary Prospectus for the Ecofin Global Water ESG Fund dated May 4, 2020, as amended, and Summary Prospectus for the Ecofin Digital Payments Infrastructure Fund dated March 30, 2020, as amended
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Effective January 4, 2021, the Funds will transfer their primary listing to the NYSE Arca, Inc. and will no longer be listed on the Cboe BZX Exchange, Inc. All references in the Funds’ Summary Prospectuses, Prospectus, and SAI to the Funds’ shares being listed on the Cboe BZX Exchange, Inc. will be hereby changed to refer to the NYSE Arca, Inc.

This supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.